UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 5, 2021

STRONGBRIDGE BIOPHARMA plc

(Exact name of registrant as specified in its charter)

Ireland (State or other jurisdiction of incorporation or organization)	001-37569 (Commission File Number)	98-1275166 (I.R.S. Employer Identification No.)

900 Northbrook Drive, Suite 200 Trevose, PA (Address of principal executive offices)	19053 (Zip Code)

Registrant’s telephone number, including area code: (610) 254-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Share, par value $0.01 per share	SBBP	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As previously reported in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 24, 2021, Strongbridge Biopharma plc (“Strongbridge”) entered into a Transaction Agreement (the “Transaction Agreement”) with Xeris Pharmaceuticals, Inc. (“Xeris”), Xeris Biopharma Holdings, Inc. (“Holdco”) and Wells MergerSub, Inc., a wholly owned subsidiary of Holdco (“MergerSub”), pursuant to which Holdco would acquire Strongbridge (the “Acquisition”) by means of a scheme of arrangement (the “Scheme”) under Irish law for a per share consideration of 0.7840 newly issued shares of Holdco common stock, and cash in lieu of fractions thereof, plus one contingent value right (“CVR”) worth up to an additional $1.00 payable in cash, Holdco common stock or a combination thereof at Holdco’s sole election.

As part of the Scheme, the issuance of Holdco shares was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-4 filed by Holdco with the SEC and declared effective on July 29, 2021. The joint proxy statement/prospectus of Holdco, Strongbridge, and Xeris contains additional information about the Acquisition and other transactions contemplated by the Transaction Agreement (together, the “Transactions”).

As previously reported in the Current Report on Form 8-K filed with the SEC on September 8, 2021, Strongbridge held a special court-ordered meeting of shareholders (the “Court Meeting”) and an extraordinary general meeting of shareholders (the “EGM”), where proposal #1 at the Court Meeting and proposals #1 through #6 at the EGM were each approved in order to enable implementation of the Scheme.

Effective as of October 5, 2021 (the “Effective Date”), Holdco completed the Acquisition pursuant to the Scheme. As a result of the Transactions, both Xeris and Strongbridge have become wholly owned subsidiaries of Holdco, with former Strongbridge shareholders owning approximately 40% of Holdco and former Xeris shareholders owning approximately 60% of Holdco.

The foregoing description of the Transaction Agreement is not complete and is qualified in its entirety by reference to the Transaction Agreement, a copy of which is filed as Exhibit 2.1 to Strongbridge’s Current Report on Form 8-K, filed with the SEC on May 24, 2021, and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosures under the Introductory Note and Item 3.01 are incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The disclosures under the Introductory Note are incorporated herein by reference.

On October 5,2021, Strongbridge (i) notified the Nasdaq Global Select Market (“Nasdaq”) of the effectiveness of the Scheme and (ii) requested that Nasdaq (A) suspend trading of Strongbridge ordinary shares effective before the opening of trading on October 6, 2021 and (B) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the shares of Strongbridge ordinary shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Shares will no longer be listed on Nasdaq. Strongbridge intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the suspension of Strongbridge’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03 Material Modification to Rights of Security Holders.

The disclosures under the Introductory Note, Item 3.01 and Item 5.01 are incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

The disclosures under the Introductory Note, Item 3.01 and 5.02 are incorporated herein by reference.

As a result of the completion of the Transactions, there was a change in control of Strongbridge, and Holdco, as the direct parent of MergerSub, acquired control of Strongbridge. To the knowledge of Strongbridge, there are no arrangements which may at a subsequent date result in a further change in control of Strongbridge.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation and Appointment of Directors

Pursuant to the Transaction Agreement, as of the Effective Time, Dr. Garheng Kong, David Gill, John H. Johnson, Dr. Jeffrey W. Sherman, Dr. Mårten Steen, and Dr. Hilde H. Steineger each resigned and ceased to be directors of Strongbridge and members of any committee of Strongbridge’s board of directors. These resignations were not a result of any disagreement between Strongbridge and the directors on any matter relating to Strongbridge’s operations, policies or practices.

Pursuant to the Transaction Agreement, as of the Effective Time, John Shannon, Beth P. Hecht, Steven M. Pieper and Louise Barrett were designated and appointed to Strongbridge's board of directors

Appointment of Officer

In connection with and effective as of the closing of the Transactions, Steven M. Pieper was appointed as President of Strongbridge.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Transaction Agreement, dated as of May 24, 2021, by and among Xeris Pharmaceuticals, Inc., Strongbridge Biopharma plc, Xeris Biopharma Holdings, Inc. and Wells MergerSub, Inc. (incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K dated May 24, 2021)
99.1	Press Release, dated October 5, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules to the Transaction Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of any such schedules to the U.S. Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2021

STRONGBRIDGE BIOPHARMA PLC

By:	/s/ Steven M. Pieper
Name: Steven M. Pieper
Title: President